UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2015

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Wacker Drive, Suite 800, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 205-5050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On July 30, 2015, Golub Capital BDC Funding LLC (“Funding”), a wholly-owned subsidiary of Golub Capital BDC, Inc. (the “Company”), entered into an amendment (the “Credit Facility Amendment”) to the documents governing Funding’s senior secured revolving credit facility (as amended, the “Credit Facility”) with the Company, as the transferor and servicer, certain institutional lenders, Wells Fargo Bank, N.A., as the swingline lender, collateral agent, account bank and collateral custodian, and Wells Fargo Securities, LLC, as administrative agent. The Credit Facility Amendment is effective as of July 30, 2015.

The Credit Facility Amendment, among other things, (a) increased the size of the Credit Facility from $150 million to $200 million, (b) extended the expiration of the reinvestment period from November 22, 2015 to July 29, 2017, during which period Funding, subject to certain conditions, may make borrowings under the Credit Facility and (c) extended the stated maturity date from October 17, 2019 to July 30, 2020.

As previously disclosed, the Credit Facility is secured by all of the assets held by Funding, and the Company has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, to secure the obligations of the Company as the transferor and servicer under the Credit Facility. Borrowing under the Credit Facility remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Facility Amendment and is qualified in its entirety by reference to a copy of the Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

10.1    First Amendment to Amended and Restated Loan and Servicing Agreement, dated as of July 30, 2015, by and among Golub Capital BDC Funding LLC, as the borrower; Golub Capital BDC, Inc., as the transferor and servicer; certain institutional lenders identified on the signature pages thereto; Wells Fargo Bank, N.A., as the swingline lender, Wells Fargo Bank, N.A., as the collateral agent, account bank and collateral custodian, and Wells Fargo Securities, LLC, as the administrative agent (amending the Amended and Restated Loan and Servicing Agreement, dated as of December 18, 2014).

99.1    Press Release of Golub BDC, Inc. dated August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: August 4, 2015	By:	/s/ Ross A. Teune
	Name:	Ross A. Teune
	Title:	Chief Financial Officer